EXHIBIT 10.62


                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

JACK D. ASHABRANNER II                 )
                                       )
                  Plaintiff            )
                                       )
vs.                                    ) Case No. H-98-1271
                                       ) JURY TRIAL DEMANDED
CORPORATE EXPRESS DELIVERY             )
SYSTEMS, INC. f/k/a U. S. DELIVERY     )
SYSTEMS, INC., CORPORATE               )
EXPRESS, INC., and CORPORATE           )
DELIVERY SYSTEMS-SOUTHWEST,            )
INC. f/k/a DISTRIBUTION                )
SOLUTIONS, INC.                        )
                                       )
                  Defendants           )

                    MUTUAL RELEASE AND CONTRACT OF SETTLEMENT

         1. The parties to this Mutual Release and Contract of Settlement (the "Agreement") are Jack D. Ashabranner II ("Ashabranner") and UST Delivery Systems, Inc. f/k/a Corporate Express Delivery Systems, Inc., f/k/a U. S. Delivery Systems, Inc., ("UST") (Ashabranner and UST are collectively referred to herein as the "Parties").

         2. The Parties have been engaged in the litigation styled No. H-98-1271, JACK D. ASHABRANNER II V. CORPORATE EXPRESS DELIVERY SYSTEMS, INC. F/K/A U.S. DELIVERY SYSTEMS, INC., CORPORATE EXPRESS, INC. AND CORPORATE EXPRESS DELIVERY SYSTEMS-SOUTHWEST, INC. F/K/A DISTRIBUTION SOLUTIONS, INC., In the United States District Court For the Southern District of Texas, Houston Division and an arbitration styled No. 70 160

00265 99; JACK D. ASHABRANNER II V. CORPORATE EXPRESS DELIVERY SYSTEMS-SOUTHWEST, INC. F/K/A DISTRIBUTION SOLUTIONS, INC.; Before the American Arbitration Association (collectively referred to as the "Litigation"). Each of the parties has expressly denied, and continues to deny any liability to the other whatsoever for any of the charges asserted in the Litigation or otherwise. Nevertheless, mindful of cost and expense associated with continued Litigation, the Parties have agreed to compromise and settle the Litigation on the terms set out in this Agreement.

         3. For the mutual consideration expressed in this Agreement, the Parties have agreed to the following terms:

         a. The parties agree to the entry of an Order of Dismissal in the form attached as Exhibit "A," to be rendered in Cause No. H-98-127, and to refrain from taking an appeal from such order. The Order of Dismissal shall be delivered to and held by the Trustee (as defined below) and shall not be filed with any court pending consummation of this Agreement. If this Agreement is fully consummated, then the Trustee shall deliver the Order of Dismissal to UST for filing with the appropriate court. If this Agreement is terminated pursuant to Paragraphs 3(g) and 3(j), then the Order of Dismissal shall be null and void, except as to arbitration as set forth in Paragraph 3(b) below, and the Trustee shall not file the Order of Dismissal but shall return it to Ashabranner. Neither UST nor Ashabranner shall engage in any discovery pending the consummation of this Agreement.

         b. The parties agree to dismiss their respective claims, to assume responsibility for their respective attorneys fees, costs and expenses in Arbitration No. 70 160 00265 99, and to deliver a notice of dismissal to the American Arbitration Association in the form attached as Exhibit "B."

         c. UST agrees to pay to Ashabranner and his counsel, London & Schaeffer, L.L.P., jointly, the sum of $50,000.00 (Fifty Thousand and No/100 Dollars) at the closing of this Agreement.

         d. Subject to the provisions of this Paragraph 3, United Shipping & Technology, Inc., a Utah corporation ("USTI"), parent corporation of

                  Corporate Express Delivery Systems, Inc., will issue and deliver to [___________ Bank/Trust Company/Title Company ("Trustee")], for the benefit of Ashabranner and his counsel, London & Schaeffer, jointly, 100,000 shares USTI common stock, par value $.0004 per share, as escrow agent for the parties, subject to the terms and conditions of this Agreement. Such shares shall be registered in the name of Ashabranner and said counsel but subject to reduction in accordance with the terms of this Agreement.

         e. Ashabranner and such counsel warrant and represent that each of them is an "accredited investor" as that term is defined under Rule 501 of Regulation D under the general rules and regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). Such shares constitute "restricted securities" as defined under SEC Rule 144 under the Act. Ashabranner and said counsel make the representations, warranties and acknowledgments contained in Exhibit "C." Ashabranner and his counsel acknowledge that the subject shares have not been registered under the Act and that the sale, transfer or other disposition thereof is restricted unless such shares are registered under the Act and applicable state securities laws, or an exemption from registration is available.

         f. As soon as practicable following the execution and delivery of this Agreement, USTI shall cause a Notice of Listing of Additional Shares to be filed with the Nasdaq Stock Market (Nasdaq SmallCap Market) listing the subject shares. USTI shall either: (i) determine to file with the Securities and Exchange Commission an amendment to USTI's pending S-3 Registration Statement (No. 333-31414) (the "Pending S-3") listing the Trustee, for the benefit of Ashabranner and such counsel, as a selling shareholder thereunder; or (ii) determine to file and file within 60 days following the execution and delivery of this Agreement a new Registration Statement ("New Registration Statement") on Form S-3 or such other form as may be available to USTI, for the purpose of registering the subject shares, together with any other shares which USTI may determine to register for the resale of such shares under the Act. In connection with said Pending S-3 or the New Registration Statement, Ashabranner and his counsel will provide a written response to a questionnaire from USTI providing the information which is customarily given by shareholders to an issuer in a public offering. USTI shall use its best efforts to cause, subject to the applicable provisions and rules and regulations under the Act and the Securities Exchange Act of 1934, as amended, the Registration Statement to be declared effective.

         g. In the event the Pending S-3 or New Registration Statement is not declared effective by the SEC on or before June 30, 2000, Ashabranner may, upon written notice to the Trustee and USTI, which must be given prior to the effectiveness of the registration statement (if after June 30, 2000), declare this Agreement terminated.

         h. Upon the effective date of either the Pending S-3 or the New Registration Statement, the Trustee shall ascertain the average closing sale price of USTI's common stock for the twenty trading days immediately preceding the effective date of either the Pending S-3 or the New Registration Statement as reported by Nasdaq. The Trustee shall thereupon deliver to USTI's transfer agent the certificate (or certificates) representing the shares held by it, and instruct that such transfer agent deliver to Ashabranner and his counsel a number of common shares having a market value (the "Market Value") equal to $550,000 (the quotient of $550,000 divided by such twenty day average closing price of USTI common stock). The remaining shares not so delivered shall be canceled and returned by the Trustee and shall have the status of authorized, unissued shares of USTI.

         i. In the event the number of shares deposited by USTI with the Trustee is insufficient to equal a Market Value of $550,000, USTI shall either deliver additional restricted shares (the "Additional Shares") of its common stock to Ashabranner and such counsel which, when added to the shares deposited with the Trustee, will equal a Market Value of $550,000 (determined as of the Effective Date) or deliver to Ashabranner, within five (5) business days a cash payment which, when added to the shares deliverable by the Trustee, will equal $550,000. USTI will notify the Trustee and Ashabranner's counsel whether it will deliver the Additional Shares or make a cash payment as described above.

         j. If Ashabranner elects to terminate this Agreement pursuant to Paragraph 3(g), this Agreement shall terminate on the third business day following his notice to USTI and the Trustee pursuant to the preceding paragraph (the "Termination Date"). On the Termination Date, the Trustee shall return the shares deposited with it by USTI to USTI.

         k. If USTI elects to deliver Additional Shares to Ashabranner, such shares shall constitute restricted securities as described in Paragraph 3(e). USTI shall have the obligation to register the Additional Shares upon demand of Ashabranner, by filing a new registration statement with the SEC which includes the Additional Shares for resale, as contemplated by Paragraph 3(f) and if a registration statement is filed, shall use its best efforts to cause such registration statement to be declared effective. Such registration statement to cover Additional Shares shall be filed (subject to compliance with applicable regulations under the Act), as soon as practicable, but in all events within 30 business days following its notice to the Trustee, Ashabranner and its counsel of USTI's intent to deliver Additional Shares.

         l. In the event this Agreement is terminated, pursuant to Paragraphs 3(g) and 3(j), the $50,000 cash payment made by USTI pursuant to Paragraph 3(c) shall be retained by Ashabranner and his counsel as liquidated damages, but such amount shall be deemed a credit to any amount recovered by Ashabranner as a result of this litigation.

         4. For the mutual consideration expressed in this Agreement Ashabranner agrees to release, indemnify and hold harmless UST Delivery Systems, Inc. f/k/a Corporate Express Delivery Systems, Inc., f/k/a U. S. Delivery Systems, Inc., Corporate Express, Inc., CEX Holdings, Inc., Corporate Express Delivery Systems Southwest, Inc., United Shipping and Technology, Inc., and all of their respective predecessors, successors, affiliates, parents, subsidiaries, agents, employees, servants, attorneys, officers, partners, general or limited, successors in interest, and all of their respective heirs, executors, administrators, successors and assigns (all of which are collectively referred to as the "UST Released Parties") of and from any and all causes of action, claims, liabilities, demands made by anyone claiming by, through, or under Ashabranner of whatever nature, whether known or unknown, past, present, or future, whether contractual, statutory or in tort, or otherwise, arising out of the Litigation, including but not limited to all claims that could have been asserted in those proceedings, to which reference is expressly made -- save and except for rights arising under this Agreement, which rights are expressly retained. It is expressly agreed and understood that this release applies not only to all claims arising out of the pending proceedings but also to any and all other claims and causes of action that Ashabranner has or may have against the UST Released Parties, including any claims for injuries or damages of kind that at this time are unknown and unanticipated but that may develop in the future from any event occurring prior to the date of this Agreement.

         5. UST agrees to release, indemnify and hold harmless and all of his heirs, executors, administrators, successors and assigns (all of which are collectively referred to as the "Ashabranner Released Parties") of and from any and all causes of action, claims, liabilities, demands made by anyone claiming by, through, or under UST of whatever nature, whether known or unknown, past, present, or future, whether contractual, statutory or in tort, or otherwise, arising out of the Litigation, including but not limited to all claims that could have been asserted in those proceedings, to which reference is expressly made -- save and except for rights arising under this Agreement, which rights are expressly retained. It is expressly agreed and understood that this release applies not only to all claims arising out of the pending proceedings but also to any and all other claims and causes of action that UST has or may have against the Ashabranner Released Parties, including any claims for injuries or damages of kind that at this time are unknown and unanticipated but that may develop in the future from any event occurring prior to the date of this Agreement.

         6. The Parties represent that they have been fully advised by the counsel of their choosing regarding the meaning and effect of this Agreement, that they rely wholly upon their own judgment, belief and knowledge of the nature and extent of the damages alleged and the liability questions involved in the Litigation, and covenant that they have not been influenced to any extent whatsoever or induced to enter this Agreement in reliance upon any statement, promise or representation of another party or any of the other parties hereby released. The Parties, by their signatures below, acknowledge that they have read this Agreement, that they fully understand it, and that they have executed it of their own free will and accord. The Parties further represent and warrant that:

         a. They have not conveyed, transferred, assigned, pledged or otherwise encumbered any of their rights in the claims asserted in the Litigation, except for the interest Ashabranner has previously conveyed to his attorneys, London & Schaeffer, L.L.P. and as to which interest Ashabranner and London & Schaeffer hereby agree to indemnify and hold harmless the UST Released Parties from any and all claims.

         b. There are no outstanding bills relating to any injury attributable directly or indirectly to the claims in the Litigation, and no statutory or common law liens exist to secure payment for any such expenses;

         c. They are fully competent and authorized to enter into this Agreement and are doing so only after full consultation with their counsel regarding the meaning and intent of this Agreement and all of its terms.

         7. It is further expressly understood that by entering into this Agreement, the Parties make no admission of any liability of any sort to one another, which liability is expressly denied. Instead, this Agreement represents a full and complete settlement of any and all disputes among the Parties, to resolve once and for all every disputed claim that has been asserted or could have been asserted arising from or related to the circumstances surrounding the Litigation. This Agreement represents the complete agreement of the Parties and the Parties have not agreed to do or omit to do anything not expressly set forth in this Agreement.

         8. The Parties agree that although the specific terms of their agreement shall remain confidential, upon inquiry each party is free to state that they have resolved all of the outstanding disputes amicably and to their mutual satisfaction.

         9. This Agreement shall be governed by the law of the State of Texas and all parties hereby consent to the jurisdiction of the district courts of Harris County, Texas regarding any disputes or disagreements which may later arise regarding the enforcement, interpretation or construction of this Agreement.

         10. This Agreement may be executed in multiple counterparts, each of which when fully signed shall constitute an original document.

         Signed on the ______ day of April, 2000.

UST DELIVERY SYSTEMS, INC.

By:
   ----------------------------------
                             , its President
   --------------------------


Jack D. Ashabranner II.

-------------------------------------

APPROVED AS TO FORM & SUBSTANCE:

LONDON & SCHAEFFER, L.L.P.


By:
   ----------------------------------
   Richard London


COUNSEL FOR JACK D. ASHABRANNER II


ABRAMS SCOTT & BICKLEY, L.L.P.


By:
   ----------------------------------
   Barry Abrams

COUNSEL FOR UST DELIVERY SYSTEMS, INC.

                                    EXHIBIT A

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

JACK D. ASHABRANNER II                 )
                                       )
                  Plaintiff            )
                                       )
vs.                                    ) Case No. H-98-1271
                                       ) JURY TRIAL DEMANDED
CORPORATE EXPRESS DELIVERY             )
SYSTEMS, INC. f/k/a U. S. DELIVERY     )
SYSTEMS, INC., CORPORATE               )
EXPRESS, INC., and CORPORATE           )
DELIVERY SYSTEMS-SOUTHWEST,            )
INC. F/K/A DISTRIBUTION                )
SOLUTIONS, INC.                        )
                                       )
                  Defendants           )

                                 FINAL JUDGMENT

         On this day the parties appeared through their respective counsel of record to announce that the parties have resolved the pending litigation amicably and agreed to its dismissal with prejudice. Accordingly,

         It is ordered that all of the claims asserted by each of the parties in this action are dismissed with prejudice.

         All other relief not expressly granted is hereby denied.

         Each party shall bear its own costs of court.

         Signed on _______________________, 2000.



                                       ------------------------------------
                                       HONORABLE JOHN D. RAINEY
                                       UNITED STATES DISTRICT JUDGE

APPROVED AS TO FORM & SUBSTANCE:

LONDON & SCHAEFFER

By:
   -----------------------------------
   Richard S. London
   STATE BAR NO. 1251330
   3118 Richmond, Suite 200
   Houston, Texas 77098
   (713) 524-7300
   (713) 528-5677 (telecopy)

COUNSEL FOR JACK D. ASHABRANNER II


ABRAMS SCOTT & BICKLEY, L.L.P.


By:
   -----------------------------------
   Barry Abrams
   State Bar No. 00822700
   600 Travis, Suite 6601
   Houston, Texas 77002
   (713) 228-6601
   (713) 228-6605 (telecopy)

   MAYER, BROWN & PLATT
   Alan N. Salpeter
   Caryn Jacobs
   Christina Egan
   190 South LaSalle Street
   Chicago, IL 60603
   (312) 782-0600
   (312) 701-7711 (telecopy)

COUNSEL FOR DEFENDANTS
CORPORATE EXPRESS DELIVERY SYSTEMS, INC.,
CORPORATE EXPRESS, INC., AND
CORPORATE EXPRESS DELIVERY SYSTEMS-SOUTHWEST, INC.

                                    EXHIBIT B



                               September 27, 2000


BY TELECOPY
-----------
Mr. Santos Trevino
Case Manager
American Arbitration Association
1750 Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240-6636

         Re: 70 160 00265 99; JACK D. ASHABRANNER II V. CORPORATE EXPRESS DELIVERY SYSTEMS-SOUTHWEST, INC. F/K/A DISTRIBUTION SOLUTIONS, INC.; Before the American Arbitration Association

Dear Mr. Trevino:

         The parties have amicably resolved their pending dispute, agreed to dismiss their respective claims with prejudice and agreed to assume responsibility for their respective attorneys fees, costs and expenses in this proceeding.

         Please notify the arbitrator of the parties' agreement and take the necessary steps to have this proceeding dismissed.

         If you have any questions, please do not hesitate to contact us.

                                      Very truly yours,


                                      Richard London

                                      COUNSEL FOR JACK D. ASHABRANNER


                                      Barry Abrams

                                      Counsel for Corporate Express Delivery
                                      Systems-Southwest, Inc. f/k/a Distribution
                                      Solutions, Inc.

                                    EXHIBIT C

          IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING: SIGNIFICANT
                     REPRESENTATIONS ARE CALLED FOR HEREIN.

                       UNITED SHIPPING & TECHNOLOGY, INC.

                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT


United Shipping & Technology, Inc.
9850 51st Avenue North, Suite 110
Minneapolis, Minnesota 55442

Ladies and Gentlemen:

         To induce you to issue shares of common stock (the "Shares") of United Shipping & Technology, Inc., a Utah corporation (the "Company") to the undersigned, the undersigned acknowledge and represent that:

         1. the undersigned have received and reviewed the following documents from the Company:

                  * 10-KSB Report of the Company for the fiscal year ended June 30, 1999.

                  * 10-QSB Report for the fiscal quarters ended October 2, 1999 and January 1, 2000.

                  *        The Company's 1999 Annual Report to Shareholders.

                  * The Company's preliminary prospectus on Form S-3 filed with the Securities and Exchange Commission on March 1, 2000 (Registration No. 333-31414).

                  * The Company's preliminary proxy materials as filed with the SEC on April 17, 2000 in connection with its Annual Meeting to be held on May 22, 2000.

                  * 8-K Current Report of the Company, to disclose certain audited and unaudited financial statements of the courier operations of Corporate Express Delivery Systems, Inc., as filed with the Securities and Exchange Commission on October 8, 1999, and as amended on December 8, 1999.

                  a. The undersigned is able to bear the economic risk of the investment in the Shares;

                  b. The undersigned has knowledge and experience in financial and business matters, that it is capable of evaluating the merits and risks of the prospective investment in the Shares and that it is able to bear such risks.

                  c. The undersigned understands an investment in the Shares are speculative but believes that the investment is suitable based upon the undersigned's investment objectives and financial needs, and has adequate means for providing for the undersigned's current financial needs and contingencies, and has no need for liquidity of investment with respect to the Shares;

                  d. The undersigned has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review all the above written documents and such other documents as the undersigned may have requested in writing) and has utilized such access to the undersigned's satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Company Materials;

                  e. The undersigned recognizes that the Shares, as an investment, involve a high degree of risk, including, but not limited to, the risks described in the S-3 Registration under the heading "Risk Factors"; and

                  f. The undersigned realizes that (i) the purchase of Shares is a long-term investment; (ii) the purchasers of Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available; and (iii) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraphs 4 and 5 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that the Shares have not been registered under the Act and referring to the restrictions on transferability of the Shares, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

         2. The undersigned has been advised that the Shares are not being registered under the Act or relevant state securities laws pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations of the undersigned to the Company contained herein. The undersigned represents and warrants that the Shares are being purchased for his or her own account and for investment and without the intention of reselling or redistributing the same, that the undersigned has made no agreement with others regarding any of such Shares and that his or her financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. The undersigned further represents and agrees that if, contrary to his or her foregoing intentions, the undersigned should later desire to dispose of or transfer any of such Shares in any manner, the undersigned shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and applicable state securities laws, or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose).

         The undersigned agrees that the Company may place a following restrictive legend on the certificate(s) representing the Shares, containing substantially the following language:

                  The Shares represented by this Certificate were issued without registration under the Securities Act of 1933, as amended (the "Act"), and without registration under state securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these Shares or any interest therein may be made except pursuant to effective registration statements under said laws unless this Corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall request for compliance with that rule.

         The undersigned agrees and consents that the Company may place a stop transfer order on the Certificate(s) representing the Shares to assure the undersigned's compliance with this Agreement and the matters referenced above. The above legend will be removed if and when the Shares are registered under the Act.

         3. The undersigned acknowledges that the Company at a future date may file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate an underwritten public offering of its securities. The undersigned agrees that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the undersigned during the Lock Up Period; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the undersigned during the Lock Up Period; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lock Up Period" shall mean the lesser of (x) 180 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lock Up Period shall commence on the effective date of the underwritten offering. The obligation of the undersigned to abide by this paragraph shall be operative only if the Company's executive officers are similarly bound.

         4. The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in _______________.

         5. Accredited Status. The undersigned represents and warrants as follows (CHECK IF APPLICABLE):


         _______  A.       The undersigned is an individual with a net worth, or
                           a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

         _______  B.       The undersigned is an individual with income in
                           excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

         ________ C.       The undersigned is an individual who, with his or her
                           spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

         ________ D.       The undersigned is a director or executive officer of
                           RocketChips, Inc.

         ________ E.       The undersigned, if other than an individual, is an
                           entity all of whose equity owners meet one of the tests set forth in (A) through (D) above.

         ________ F.       The undersigned is an entity, and is an "Accredited
                           Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

                           ________ 1.       The undersigned (or, in the case of
                                             a trust, the undersigned trustee)
                                             is a bank or savings and loan
                                             association as defined in Sections
                                             3(a)(2) and 3(a)(5)(A),
                                             respectively, of the Act acting
                                             either in its individual or
                                             fiduciary capacity.

                           ________ 2.       The undersigned is an insurance
                                             company as defined in section 2(13)
                                             of the Act.

                           ________ 3.       The undersigned is an investment
                                             company registered under the
                                             Investment Company Act of 1940 or a
                                             business development company as
                                             defined in Section 2(a)(48) of that
                                             Act.

                           ________ 4.       The undersigned is a Small Business
                                             Investment Company licensed by the
                                             United States Small Business
                                             Administration under Section 301(c)
                                             or (d) of the Small Business
                                             Investment Act of 1958.

                           ________ 5.       The undersigned is an employee
                                             benefit plan within the meaning of
                                             Title I of the Employee Retirement
                                             Income Security Act of 1974
                                             ("ERISA") and either (check one or
                                             more, as applicable):

                                       _____ a.       the investment decision is
                                                      made by a plan fiduciary,
                                                      as defined in Section
                                                      3(21) of ERISA, which is
                                                      either a bank, savings and
                                                      loan association,
                                                      insurance company, or
                                                      registered investment
                                                      advisor; or

                                       _____ b.       the employee benefit plan
                                                      has total assets in excess
                                                      of $5,000,000; or

                                       _____ c.       the plan is a
                                                      self-directed plan with
                                                      investment decisions made
                                                      solely by persons who are
                                                      "Accredited Investors" as
                                                      defined under the Act.

                           ________ 6.       The undersigned is a private
                                             business development company as
                                             defined in Section 202(a)(22) of
                                             the Investment Advisors Act of
                                             1940.

                           ________ 7.       The undersigned has total assets in
                                             excess of $5,000,000, was not
                                             formed for the specific purpose of
                                             acquiring Shares of the Company and
                                             is one or more of the following
                                             (check one or more, as
                                             appropriate):

                                       _____ a.       an organization described
                                                      in Section 501(c)(3) of
                                                      the Internal Revenue Code;
                                                      or

                                       _____ b.       a corporation; or

                                       _____ c.       a Massachusetts or similar
                                                      business trust; or

                                       _____ d.       a partnership.

                           ________ 8.       The undersigned is a trust with
                                             total assets exceeding $5,000,000
                                             which was not formed for the
                                             specific purpose of acquiring
                                             Shares of the Company and whose
                                             purchase is directed by a person
                                             who has such knowledge and
                                             experience in financial and
                                             business matters that the
                                             undersigned is capable of
                                             evaluating the merits and risks of
                                             the investment in the Shares.

                                 SIGNATURE PAGE

Dated: ______________________, 2000.


                                          ------------------------------------
Full Name                                 Full Name


                                          ------------------------------------
Signature (include title, if entity)      Signature (include title, if entity)

Type of Entity (if applicable):

_____ Corporation _____ Partnership

_____ Other __________________________
            (specify)

Type of Entity (if applicable):

_____ Corporation _____ Partnership

_____ Other __________________________
            (specify)


                                          ------------------------------------
Address                                   Address


                                          ------------------------------------
City, State and Zip Code                  City, State and Zip Code


                                          ------------------------------------
Mailing Address                           Mailing Address


                                          ------------------------------------
City, State and Zip Code                  City, State and Zip Code


                                          ------------------------------------
Tax Identification or Social              Tax Identification or Social
Security Number                           Security Number

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

JACK D. ASHABRANNER II            )
                                  )
         PLAINTIFF,               )
                                  ) CASE NO. H-98-1271
VS.                               ) JURY TRIAL DEMANDED
                                  )
CORPORATE EXPRESS DELIVERY        )
SYSTEMS, INC. f/k/a/ DELIVERY     )
SYSTEMS, INC., CORPORATE          )
DELIVERY SYSTEMS-SOUTHWEST,       )
INC., f/k/a DISTRIBUTION          )
SOLUTIONS, INC.                   )

         DEFENDANTS.

             AMENDMENT TO MUTUAL RELEASE AND CONTRACT OF SETTLEMENT

         1. The parties to this Amendment to the Mutual Release and Contract of Settlement signed June 20, 2000 (the "Amended Agreement") are Jack D. Ashabranner II ("Ashabranner") and UST Delivery Systems, Inc., f/k/a Corporate Express Delivery Systems, Inc., f/k/a U. S. Delivery Systems, Inc., ("UST") (Ashabranner and UST are collectively referred to herein as the "Parties") and United Shipping & Technology, Inc. a Utah Corporation ("USTI"), parent corporation of UST.

         2. The Parties agree to amend the Mutual Release and Contract of Settlement signed June 20, 2000 (the "Agreement") in the following respects:

         a. The first sentence of Paragraph 3(d) of the Agreement is amended to read as follows:

                  "Within five (5) business days after the execution of the Amendment to Mutual Release and Contract of Settlement USTI will issue and deliver to American Stock Transfer and Trust Company ("Escrow Agent"), for the benefit of Ashabranner and L & S, jointly, 100,000 shares of USTI common stock, par value $.0004 per share (hereafter the "Stock")."

         b.       Paragraph 3(e) of the Agreement is amended to read as follows:

                  "e.      Monthly Payments by USTI

                  In the event the Registration Statement is not declared effective by the SEC on or before August 8, 2000, such that all restrictions on the resale of the Stock to the public shall be immediately removed and the Stock transferred from the Escrow Agent to Ashabranner and L & S (the "Transfer"), Ashabranner and L & S shall be entitled to receive interest payable monthly (the "Monthly Payment") on the principal sum of $550,000, calculated at an annual rate equal to the prime rate of interest charged by the Bank of America, plus one percent (1%) (based upon a 365-day year), commencing with the execution date hereof and continuing from month to month until the date this Agreement is terminated by Ashabranner (the "Termination date") or the date the Transfer takes place, whichever occurs first. The first Monthly Payment of interest for the period from the date of execution hereof until July 31, 2000, shall be due and payable on or before the tenth day of August, 2000, and any additional Monthly Payments due thereafter shall be due and payable on or before the tenth day of each month following the month for which interest is due. If the Transfer or Termination date fall before the end of a month, the interest due shall be prorated accordingly, and due and payable within ten days following the Transfer or Termination Date. Such Monthly Payments shall be payable by check, cashier's check or wire transfer. UST shall be deemed in default of this provision only if UST fails to pay any interest installment within 5 days after receipt of written notice of nonpayments from either Ashabranner or L & S."

         c.       Paragraph 3(g) of the Agreement is amended to read as follows:

                  "g.      Termination by Ashabranner

                  "At any time after August 31, 2000, but prior to the effective date of the registration Statement, Ashabranner may, upon written notice to the Escrow Agent and UST, declare this Agreement terminated. In the event this Agreement is terminated by Ashabranner:

                           (i) The Order of Dismissal shall be returned to Ashabranner; the restrictions of Paragraph 3(a)(ii) are terminated and parties shall inform the Court that this Agreement has terminated:

                           (ii) The $50,000 cash payout made by UST pursuant to Paragraph 3(c) and all Monthly Payments of interest due hereunder as of the Termination Date shall be retained by Ashabranner as liquidated damages, but such amount shall be deemed a credit against any amount recovered by Ashabranner as a result of a judicial determination of the Litigation; and

                           (iii) The releases of the Parties under sections 4 and 5 hereof shall be null and void."

         3. This Amended Agreement may be executed in multiple counterparts, each of which when fully signed shall constitute an original document.

         Signed on the 31st day of July, 2000



         UST DELIVERY SERVICES, INC.          UNITED SHIPPING & TECHNOLOGY, INC.

         By:                                  By:
            ----------------------------         -----------------------------

         Title:                               Title:
               -------------------------            --------------------------